Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BS

SEVENTY-SEVENTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Seventy-Seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document No. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the "Effective Date").

1.   Customer desires to utilize, and CSG agrees to provide CSG’s (i) IDM Synchronization, and (ii) Preference Management Application for ACSR®, both of which require custom implementation services to be provided by CSG under the Agreement.  Therefore, Schedule C of the Agreement, entitled “RECURRING SERVICES” shall be amended to add CSG’s IDM Synchronization and Preference Management Application for ACSR® and their respective descriptions under the "RECURRING SERVICES DESCRIPTIONS" as follows:

Identity Management Database (IDM) Synchronization.  The IDM Synchronization Service will allow Customer to synchronize its identity management database (“IDM”) with CSG’s Ascendon Evolved Customer (“EC”) Customer Contact Preferences module database.  All subscriber related data, which for purposes of this Service includes Connected Subscribers and Customer subscribers who are not Connected Subscribers, from a subscriber preference standpoint will be copied and stored in the EC Customer Contact Preferences module database.  IDM is an enterprise user management product, procured by Customer, which functions to assist Customer with management of the creation, deletion, and modification of user accounts across Customer’s Windows and Unix environments.

Preference Management Application for ACSR®.  The Preference Management Application for ACSR is will allow Customer to update its identity management database (“IDM”) with subscriber preference information, which for purposes of this Service includes Connected Subscribers and Customer subscribers who are not Connected Subscribers, using the ACSR® AOI.

2.   As a result, Schedule F, "Fees," "CSG Services," will be amended to add new Subsections 3 and 4 to Subsection IX, "Custom Implementation Services," to include the following fees for IDM Synchronization and Preference Management Application for ACRS®:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG SERVICES

IX. Custom Implementation Services

Description of Item/Unit of Measure	Frequency	Fee
3. IDM Synchronization
a)Implementation Fee (Note 9)	********	*****
b)Maintenance and Support *****
i) Block of *** ******* ***** (***) prepaid ******* ***** (Note 10)	*** *****	$*********
4. Preference Management Application for ASCR
a)Implementation Fee (Note 11)	********	*****
b)Maintenance and Support *****
i) Block of *** ******* ***** (***) prepaid ******* ***** (Note 12)	*** *****	$*********

Note 9: Implementation services shall be set forth in that certain mutually agreed upon Change Order No. 9 (CSG document no. 4107498) to Statement of Work (CSG document no. 4102957) regarding “**** ****** ********** *****” (“Change Order 9”).

Note 10: Customer agrees to purchase *** (*) initial block of *** ******* ***** (***) maintenance and support ***** (for purposes of this Service, the "Initial Block of Maintenance and Support *****") in conjunction with the implementation of the IDM Synchronization.  Such support ***** shall be used within *** (*) **** following the Project Completion Date, as defined in the Change Order 9. Thereafter, CSG will invoice and Customer agrees to pay for additional blocks of *** ******* ***** (***) Maintenance and Support ***** as such *** ******* ***** (***) Maintenance and Support ***** are consumed, through the term of the Agreement at the then-current Technical Services rate. However, in no event shall the invoicing of such *** ******* ***** (***) Maintenance and Support ***** be less frequent than ******** with each ****** period being measured from the ***** of the invoice for the then-current block of *** ******* ***** (***) Maintenance and Support *****. Any unused support ***** in each ****** period will be forfeited.

Note 11: Implementation services shall be set forth in that certain mutually agreed upon Change Order No. 10 (CSG document no. 4107525) to Statement of Work (CSG document no. 4102957) regarding “**** ****** ********** *****” (“Change Order 10”).

Note 12: Customer agrees to purchase *** (*) initial block of *** ******* ***** (***) maintenance and support ***** (for purposes of this Service, the "Initial Block of Maintenance and Support *****") in conjunction with the implementation of the Preference Management Application for ACSR.  Such support ***** shall be used within *** (*) **** following the Project Completion Date, as defined in the Change Order 10.  Thereafter, CSG will invoice and Customer agrees to pay for additional blocks of *** ******* ***** (***) Maintenance and Support ***** as such *** ******* ***** (***) Maintenance and Support ***** are consumed, through the term of the Agreement at the then-current Technical Services rate. However, in no event shall the invoicing of such *** ******* ***** (***) Maintenance and Support ***** be less frequent than ******** with each ****** period being measured from the ***** of the invoice for the then-current block of *** ******* ***** (***) Maintenance and Support *****.  Any unused support ***** in each ****** period will be forfeited.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Joseph T. Ruble
Name: Mike Ciszek	Name: Joseph T. Ruble
Title: VP, Billing & Collections	Title: EVP, CAO & General Counsel
Date: 9-24-15	Date: 28 Sept 2015